UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):October 9, 2007

                     Morgan Stanley Spectrum Strategic L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                       0-26280                    13-3782225
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

c/o Demeter Management Corporation, 522 Fifth Avenue,
13th Floor, New York, NY                                          10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 296-1999

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

            On October 9, 2007, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), and Cornerstone Quantitative Investment Group, Inc. (the "Trading Advisor") entered into a management agreement (the "Management Agreement") pursuant to which, effective December 1, 2007, the Trading Advisor will serve as a trading advisor of the Registrant and will trade its allocated portion of the Registrant's net assets pursuant to the Trading Advisor's International Value Trading Program.

            A copy of the Management Agreement is filed herewith as Exhibit
      10.21 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

      (d) Exhibits.

          Exhibit   Exhibit Description
          -------   -------------------

          10.21 Management Agreement by and among the Registrant, the General Partner and the Trading Advisor dated as of October 9, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY SPECTRUM STRATEGIC L.P.

Date: October 15, 2007              By: Demeter Management Corporation
                                        as General Partner


                                    /s/ Walter Davis
                                    --------------------------------------------
                                    Name:  Walter Davis
                                    Title: President